SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported) FEBRUARY 3, 1997

                         HI-RISE RECYCLING SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

        0-21946                                            65-0222933
-------------------------                      ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

                        16255 N.W. 54TH AVENUE
                            MIAMI, FLORIDA                     33014
--------------------------------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code (305) 624-9222

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS

         (A)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         The audited financial statements of Wilkinson Company, Inc. as of and for the year ended September 30, 1996 are attached hereto as Attachment 7(a) and are incorporated herein by reference.

         (B)    PRO FORMA FINANCIAL INFORMATION

         It is currently impracticable to provide the pro forma financial information required pursuant to Item 310(d) of Regulation S-B. This Report will be amended within 60 days of the date of the original filing of this Report to include such pro forma financial information.

         (C)    EXHIBITS

                (2) Asset Purchase Agreement, dated as of February 3, 1997, by and among Hi-Rise Recycling Systems, Inc., WC Acquisition Corp. and Wilkinson Company, Inc.*

                (23)   Consent of Hausser & Taylor.

-----------------
*Previously filed.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                           HI-RISE RECYCLING SYSTEMS, INC.


Dated:   March 7, 1997                     By:/s/ DONALD ENGEL
                                              ----------------------------------
                                              Donald Engel
                                              Co-Chairman of the Board and
                                              Chief Executive Officer

                                ATTACHMENT 7(a)
                             WILKINSON COMPANY, INC.
                    (A WHOLLY-OWNED SUBSIDIARY OF EFCO, INC.)

                                    CONTENTS

----------------------------------------------------------------------------

                                                                 PAGE
                                                                 ----

AUDITORS' REPORT ON FINANCIAL STATEMENTS                           1

FINANCIAL STATEMENTS
    Balance sheet                                                  2
    Statement of income                                            3
    Statement of shareholder's equity                              4
    Statement of cash flows                                        5
    Notes to financial statements                                6-9

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Wilkinson Company, Inc.
Stow, Ohio

         We have audited the accompanying balance sheet of Wilkinson Company, Inc. (a wholly-owned subsidiary of EFCO, Inc.) as of September 30, 1996, and the related statements of income, shareholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wilkinson Company, Inc. as of September 30, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



Cleveland, Ohio
December 20, 1996

                             WILKINSON COMPANY, INC.
                    (A WHOLLY-OWNED SUBSIDIARY OF EFCO, INC.)

                                  BALANCE SHEET

                               SEPTEMBER 30, 1996

          ASSETS
CURRENT ASSETS
 Cash and cash equivalents                                           $ 900,278
 Accounts receivable:
  Trade, less allowance of $20,000                     $884,108
  Parent company                                         72,884        956,992
                                                       --------
 Inventories:
  Raw materials                                         295,434
  Work-in-process                                        40,182
  Finished goods                                        152,183        487,799
                                                       --------
 Prepaid pension and other expenses                                     63,881
 Deferred income taxes                                                  33,300
                                                                     ---------
      Total current assets                                                            $2,442,250

PROPERTY, PLANT, AND EQUIPMENT
 Land                                                                  161,470
 Buildings and improvements                                          2,275,162
 Machinery and equipment                                             1,095,657
 Furniture and fixtures                                                114,449
 Vehicles                                                               21,042
                                                                     ---------
 Less allowances for depreciation                                    3,667,780
                                                                     2,721,887           945,893
                                                                     ---------
OTHER ASSETS
 Deposits                                                                1,000
 Deferred income taxes                                                  15,500            16,500
                                                                     ---------        ----------

                                                                                      $3,404,643
                                                                                      ==========

    LIABILITIES AND SHAREHOLDER'S EQUITY
CURRENT LIABILITIES
 Accounts payable and accrued expenses                              $ 424,953
 Accrued income taxes (payable to Parent Company)                     211,700
                                                                    ---------
        Total current liabilities                                                     $  636,653

OTHER LIABILITIES                                                                         11,517
                                                                                      ----------
        Total liabilities                                                                648,170

SHAREHOLDER'S EQUITY
 Preferred stock (no par value; authorized 12,000 shares;
   issued and outstanding -0- shares)                                    -
 Common stock (no par value; authorized 18,000 shares;
   issued and outstanding 4,825 shares)
   and additional paid-in capital                                     580,007
 Retained earnings                                                  2,176,466
                                                                    ---------
        Total shareholder's equity                                                     2,756,473
                                                                                      ----------

                                                                                      $3,404,643
                                                                                      ==========

   The accompanying notes are an integral part of these financial statements.

                             WILKINSON COMPANY, INC.
                    (A WHOLLY-OWNED SUBSIDIARY OF EFCO, INC.)

                               STATEMENT OF INCOME

                          YEAR ENDED SEPTEMBER 30, 1996


NET SALES
 Trade                                         $3,511,540
 Parent company                                   517,116
                                               ----------
                                                                 $4,028,656

COST AND EXPENSES
 Cost of products sold                          3,048,785
 Selling and administrative expenses              498,383
                                               ----------
                                                                  3,547,168
                                                                  ---------

INCOME FROM OPERATIONS                                              481,488

OTHER INCOME
 Rental income                                    243,278
 Interest and other income                         33,113           276,391
                                               ----------         ---------

INCOME BEFORE PROVISION FOR TAXES ON INCOME                         757,879

PROVISION FOR TAXES ON INCOME                                       283,200
                                                                  ---------

NET INCOME                                                       $  474,679
                                                                  =========

   The accompanying notes are an integral part of these financial statements.

                             WILKINSON COMPANY, INC.
                    (A WHOLLY-OWNED SUBSIDIARY OF EFCO, INC.)

                        STATEMENT OF SHAREHOLDER'S EQUITY

                          YEAR ENDED SEPTEMBER 30, 1996

                                       COMMON STOCK AND
                                  ADDITIONAL PAID-IN CAPITAL                        TOTAL
                                   OUTSTANDING                    RETAINED       SHAREHOLDER'S
                                      SHARES        AMOUNT        EARNINGS          EQUITY
                                      ------        ------        --------          ------
BALANCE - OCTOBER 1, 1995             4,825       $580,007       $2,343,221      $2,923,228

  Net income                                                        474,679         474,679
  Dividends paid to Parent Company                                 (641,434)       (641,434)
                                      -----       --------       ----------      ----------

BALANCE - SEPTEMBER 30, 1996          4,825       $580,007       $2,176,466      $2,756,473
                                      =====       ========       ==========      ==========

   The accompanying notes are an integral part of these financial statements.

                             WILKINSON COMPANY, INC.
                    (A WHOLLY-OWNED SUBSIDIARY OF EFCO, INC.)

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED SEPTEMBER 30, 1996


CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                          $474,679
  Adjustments to reconcile net income to net cash
    provided by operating activities:
       Depreciation                                       $  75,739
       Reduction in allowance for losses on accounts
         receivable                                         (31,100)
       Deferred income taxes                                 14,300
       Gain on sale of equipment                             (1,000)
       Changes in:
         Accounts receivable                               (196,602)
         Inventories                                        105,766
         Prepaid pension and other expenses                 (12,265)
         Accounts payable and accrued expenses               62,775
         Accrued income taxes (payable to Parent Company)   211,700
                                                            -------
           Total adjustments                                           229,313
                                                                       -------
             Net cash provided by operating activities                 703,992

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of marketable securities                        (157,055)
  Purchases of property, plant and equipment                 (9,253)
  Proceeds from sale of equipment                             1,000
                                                            -------
             Net cash used in investing activities                    (165,308)
                                                                       -------

INCREASE IN CASH AND CASH EQUIVALENTS                                  538,684

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR                          361,594
                                                                       -------

CASH AND CASH EQUIVALENTS - END OF YEAR                               $900,278
                                                                       =======

Supplemental disclosure of cash flow information:
  Cash paid during the year for:
    Income taxes (not including transfer to Company's
      parent described below)                             $  40,192

Supplemental disclosure of noncash investing and financing activity:

  The Company transferred $946,284 of marketable securities
  (at cost, which approximated market) to the Company's parent to pay $304,850 of accrued income taxes and to pay dividends of $641,434.





   The accompanying notes are an integral part of these financial statements.

                             WILKINSON COMPANY, INC.
                    (A WHOLLY-OWNED SUBSIDIARY OF EFCO, INC.)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

               A. ORGANIZATION - Wilkinson Company, Inc. (the "Company") is a
                  wholly-owned subsidiary of EFCO, Inc. (the "Parent Company"). The Company, which is a sheet metal fabricator of rubbish and linen chutes, stainless steel corner guards and bumper rails and miscellaneous sheet metal parts, provides credit to its customers. These customers serve primarily the construction industry and are located throughout the United States.

               B. REVENUE RECOGNITION - The Company recognizes revenue on contracts using the completed contract method of accounting for both financial reporting purposes and income tax purposes. This method is used because the typical contract is completed in three months or less and financial position and results of operations do not vary significantly from those which would result from use of the percentage-of-completion method.

               C. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

               D. CASH AND CASH EQUIVALENTS - The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents, and maintains cash at various financial institutions which may exceed federally insured amounts.

               E. MARKETABLE SECURITIES - At September 30, 1995, the Company had
                  marketable securities (stocks and corporate bonds) of $789,230, at cost, which approximated market value. All marketable securities were transferred to the Parent Company during the year ended September 30, 1996, at cost, which approximated market value.

               F. INVENTORIES - Inventories are stated at the lower of cost
                  (determined by the first-in, first-out method) or market.

               G. PROPERTY, PLANT AND EQUIPMENT - Property, plant, and equipment are carried at cost. Depreciation is provided over their estimated useful lives (building and improvements over 10-30 years, machinery and equipment over 5-12 years, other over 4-10 years) by use of the straight-line and declining balance methods. Depreciation expense for the year ended September 30, 1996 was $75,739. The cost and accumulated depreciation of assets sold or retired are removed from the respective accounts and any gain or loss is reflected in earnings.

                  Maintenance, repairs and minor repairs are charged to expense when incurred. Additions and major renewals are capitalized.

               H. FAIR VALUE OF FINANCIAL INSTRUMENTS - The fair values of cash, accounts receivable, accounts payable and other short-term obligations approximate their carrying values because of the short maturity of these financial instruments.

                             WILKINSON COMPANY, INC.
                    (A WHOLLY-OWNED SUBSIDIARY OF EFCO, INC.)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            I. INCOME TAXES - The Company is included in the Parent Company's consolidated tax returns. The Company is allocated a portion of the Parent Company's tax expense based on the Company's proportion of taxable income to the taxable income of the consolidated group as a whole. At September 30, 1996, $211,700 of accrued taxes is due to the Parent Company. The Company utilizes Statement of Financial Accounting Standards No. 109 ("SFAS 109"), "Accounting for Income Taxes," which requires an asset and liability approach to financial accounting and reporting for income taxes. The difference between the financial statement and tax basis of assets and liabilities is determined annually. Deferred income tax assets and liabilities are computed for those temporary differences that have future tax consequences using the current enacted tax laws and rates that apply to the periods in which they are expected to affect taxable income. Valuation allowances are established, if necessary, to reduce the deferred tax asset to the amount that will, more likely than not, be realized. Income tax expense is the current tax payable or refundable for the period plus or minus the net change in the deferred tax assets and liabilities.

NOTE 2.     INCOME TAXES

            The Company accounts for income taxes under SFAS 109. The deferred taxes are the result of temporary differences arising from differences in financial reporting and tax reporting methods primarily for depreciation, franchise taxes, vacation accruals and bad debts.

            The components of the provision for taxes on income for the year ended September 30, 1996 are:

              Current tax provision:
                  Federal                                         $211,700
                  State and local                                   57,200
                                                                   -------
                                                                   268,900

              Deferred tax provision relating to:
                  Income                                            14,300
                                                                   -------
              Total provision for income taxes                    $283,200
                                                                   =======

            At September 30, 1996, the Company's net deferred income tax asset consists of the following:

              Deferred tax assets:
                Allowance for uncollectible accounts             $ 6,800
                Vacation accruals                                 14,700
                Franchise taxes                                   11,800
                Depreciation                                      15,500
                                                                  ------
                  Total deferred tax assets                       48,800

              Deferred tax liabilities                               -
                                                                  ------

                  Net deferred tax asset                         $48,800
                                                                  ======

                             WILKINSON COMPANY, INC.
                    (A WHOLLY-OWNED SUBSIDIARY OF EFCO, INC.)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3.     RETIREMENT PLAN

            The Company has a noncontributory defined benefit pension plan which covers substantially all employees who are employed within the collective bargaining unit. This plan provides monthly benefits that are based on an employee's years of service and the applicable benefit rate, as defined. The Company funds the pension plan in accordance with the funding provisions of the Employee Retirement Income Security Act of 1974.

            Total pension expense for the plan was $11,874 for the year ended September 30, 1996. The components of pension expense for the plan are as follows:

               Service cost - benefits earned during the period       $ 10,878
               Interest cost on projected benefit obligation            31,555
               Actual return on plan assets - (gain)                   (32,258)
               Net amortization and deferral                             1,699
                                                                       -------
               Net periodic pension cost                              $ 11,874
                                                                       =======

            The following table sets forth the unfunded status of the Company's pension plan and the related amounts recognized in the Company's balance sheet as of September 30, 1996 are:

              Actuarial present value of benefit obligations:
                Vested benefit obligation                              464,177
                Nonvested benefit obligation                               971
                                                                       -------
                Accumulated benefit obligation                         465,148
                Effect of projected future compensation levels            -
                                                                       -------
                Projected benefit obligation                           465,148
              Plan assets at fair value                                454,503
                                                                       -------
              Deficiency of plan assets over projected
                benefit obligation                                      10,645
              Unrecognized net loss                                    (47,770)
              Unrecognized prior service costs                         (21,735)
              Unrecognized net transition asset                          4,304
                                                                       -------
              Pension asset recognized in balance sheet               $ 54,556
                                                                       =======

            The weighted average discount rate used in determining the actuarial present value of the projected benefit obligation was 7.5 percent. The expected long-term rate of return on assets was 8.0 percent. Due to the nature of the plan, the rate of change in future compensation levels does not affect the projected benefit obligation.

            The Company also has a defined contribution plan, which includes a cash or deferred provision, covering all employees not within the collective bargaining unit (primarily administrative personnel), meeting certain requirements. The Company makes a matching contribution in an amount equal to 50% of the first 6% of amounts contributed by a participant. Additionally, at management's discretion, an amount may be contributed out of current or accumulated profits. For the year ended September 30, 1996, the Company made matching contributions of $7,282 and discretionary contributions of $6,000.

                             WILKINSON COMPANY, INC.
                    (A WHOLLY-OWNED SUBSIDIARY OF EFCO, INC.)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4.     RELATED PARTY TRANSACTIONS

            The Company provides sheet metal fabrication services to the Parent Company at prices approximating those available to unrelated parties. During the year ended September 30, 1996, the Company charged $517,116 for such services, and has a receivable of $72,884 as of September 30, 1996 related to these services.

NOTE 5.     RENTAL INCOME

            The Company is the lessor of manufacturing space under an operating lease expiring in December 1997.

            Minimum future rentals to be received are as follows:

                           Year ending September 30:
                                     1997                        $239,078
                                     1998                          59,769




            Management estimates expenses related to rental income, which are included in costs and expenses in the statement of income, to be approximately $95,000.

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER       DESCRIPTION
-------      -----------

 2 Asset Purchase Agreement, dated as of February 3, 1997, by and among Hi-Rise Recycling Systems, Inc., WC Acquisition Corp. and Wilkinson Company, Inc.*

 23          Consent of Hausser & Taylor.

---------------
*Previously filed.